Exhibit 99.1

Galata Acquisition Corp. and Marti Technologies Inc. Announce Shareholder Approval of Business Combination

WASHINGTON, D.C. & ISTANBUL, July 7, 2023 — Galata Acquisition Corp. (the “Company”) and Marti Technologies Inc. (“Marti”), announced today that at an extraordinary general meeting (the “General Meeting”) held yesterday, July 6, 2023, the Company’s shareholders voted to approve the previously announced business combination between the Company and Marti (the “Business Combination”) as well as other proposals related to the Business Combination as described in the definitive proxy statement/prospectus filed by the Company with the SEC on June 22, 2023 (the “Proxy Statement/Prospectus”). The Company plans to file the results of the General Meeting on a Form 8-K with the SEC today.

The Business Combination is expected to close on July 10, 2023, subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement/Prospectus. Following the completion of the Business Combination, the newly combined company will operate as Marti Technologies, Inc. and its Class A Ordinary Shares and warrants are expected to trade on the NYSE American Stock Exchange (“NYSE American”) under the symbols “MRT” and “MRTW,” respectively. Assuming that the closing of the Business Combination is completed on Monday, July 10, 2023, trading will continue on NYSE American, switching from the symbol “GLTA” to the new symbol, “MRT”, at the open of trading on July 11, 2023.

“Today is an exciting day for our whole team at Marti,” said Alper Oktem, Founder and Chief Executive Officer of Marti. “Securing significant funding and becoming a public company supports our vision to build the first quintessential mobility super app for Türkiye, and we are excited about the future.”

“We’re glad to participate in Marti becoming a public company,” said Galata’s President, Daniel Freifeld. “Shareholder interest has been high, which we believe positions us all well for closing the transaction and a strong start.”

About Galata Acquisition Corp.

Galata Acquisition Corp. is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, or reorganization or engaging in any other similar business combination with one or more businesses or entities. On August 1, 2022, the Company announced the execution of a definitive business combination agreement with Marti, Turkey’s leading mobility app. The Company is led by President Daniel Freifeld, founder and CIO of the global special situations hedge fund Callaway Capital Management, LLC.

About Marti Technologies Inc.

Founded in 2018, Marti is Türkiye’s leading mobility app, offering multiple transportation services to its riders. Marti has launched a ride hailing service that matches riders with drivers traveling in the same direction and operates a large fleet of e-mopeds, e-bikes, and e-scooters. All of Marti’s offerings are serviced by proprietary software systems and IoT infrastructure. For more information visit www.marti.tech.

Important Additional Information and Where to Find It

INVESTORS and security holders are urged to read THE proxy statement/prospectus, WHICH HAS BEEN MAILED TO SHAREHOLDERS OF the COMPANY AS OF THE RECORD DATE OF JUNE 12, 2023, AND any amendments or supplements Thereto and any other relevant documents to be filed with the sec in connection with the proposed business combination CAREFULLY AND IN THEIR ENTIRETY, when they become available, because they will contain important information about tHE COMPANY.

Shareholders of the Company can obtain copies of the registration statement, proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference therein, without charge, at the SEC’s website at www.sec.gov. Documents filed with the SEC by the Company are also available free of charge by accessing the Company’s website at https://www.galatacorp.net, or, alternatively, by directing a request by mail to the Company at 2001 S Street NW, Suite 320, Washington, DC 20009.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of a proxy, consent, or authorization with respect to or an offer to buy any securities in respect of the proposed business combination, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Statement Regarding Forward-Looking Information

This communication contains statements that are not based on historical fact and are “forward-looking statements’’ within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. For example, statements about the expected timing of the completion of the proposed business combination, the benefits of the proposed business combination, the competitive environment, and the expected future performance and market opportunities of the Company and Marti are forward-looking statements. In some cases, you can identify forward looking statements by terminology such as, or which contain the words “will,” “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “intend,” “may,” “plan,” “possible,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would” and variations of these words or similar expressions. Such forward-looking statements are subject to risks, uncertainties and other factors. Actual results may differ materially from the expectations expressed or implied in the forward-looking statements as a result of known and unknown risks and uncertainties.

These forward-looking statements are based on estimates and assumptions that, while considered reasonable by the Company and its management and Marti and its management, as the case may be, are inherently uncertain and are subject to a number of risks and assumptions. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company and Marti’s control, are difficult to predict, and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. Known risks and uncertainties include but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (2) the outcome of any legal proceedings that may be instituted against the Company, Marti, the combined company or others following the announcement of the proposed business combination; (3) the inability to complete the proposed business combination in a timely manner or at all (including due to the failure to satisfy certain conditions to closing); (4) changes to the proposed structure of the proposed business combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability to meet applicable stock exchange listing standards at or following the consummation of the proposed business combination; (6) the risk that the proposed business combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the proposed business combination; (7) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the proposed business combination, including the amount of cash available following the redemptions by Company shareholders; (9) changes in applicable laws or regulations; (10) the possibility that Marti or the combined company may be adversely affected by other economic, business and/or competitive factors; (11) risks relating to the Company’s and Marti’s respective operating histories and the mobile transportation industry; (12) risks associated with doing business in an emerging market; (13) risks relating to Marti’s dependence on and use of certain intellectual property and technology; and (14) other risks and uncertainties set forth in the registration statement and definitive proxy statement/prospectus filed by the Company with the SEC in connection with the proposed business combination. The foregoing list of important factors is not exhaustive and you should carefully consider the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by the Company from time to time with the SEC.

Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by applicable law, neither the Company nor Marti undertakes any duty to update or revise any forward-looking statements whether as a result of new information, new events, future events or circumstances, or otherwise.

Media Contact

Galata Acquisition Corp.

info@galatacorp.net

www.galatacorp.net